The UBS Funds	SAI Supplement

The UBS Funds
UBS Asset Growth Fund
UBS Fixed Income Opportunities Fund
Supplement to the Statement of Additional Information

March 23, 2016

Dear Investor,

The purpose of this supplement to the Statement of Additional Information (“SAI”) of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to notify you that the Board of Trustees of the Trust on March 3, 2016 approved certain actions to liquidate and dissolve the UBS Asset Growth Fund and UBS Fixed Income Opportunities Fund series of the Trust.

The liquidation of the UBS Asset Growth Fund is expected to be completed on or about June 9, 2016.  In connection with the UBS Asset Growth Fund’s liquidation, effective June 9, 2016, the SAI is revised to delete in their entirety all references to the UBS Asset Growth Fund.

The liquidation of UBS Fixed Income Opportunities Fund is expected to be completed on or about June 16, 2016.  In connection with the UBS Fixed Income Opportunities Fund’s liquidation, effective June 16, 2016, the SAI is revised to delete in their entirety all references to the UBS Fixed Income Opportunities Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-796